Exhibit 10.20
CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER A CONFIDENTIAL TREATMENT REQUEST, PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].
MASTER CONTINUING
LETTER OF CREDIT REIMBURSEMENT AND SECURITY AGREEMENT
November 24, 2009
The undersigned applicants (collectively, the “Applicants” and each, individually, an “Applicant”) may from time to time request The Bank of Tokyo-Mitsubishi UFJ, Ltd. (hereinafter referred to, together with its successors and/or assigns, as the “Bank”), with offices at 1251 Avenue of the Americas, New York, NY 10020-1104, to issue one or more irrevocable standby letters of credit (each, as the context requires or applies, and together with all amendments, renewals and extensions thereof, a “Letter of Credit”, and collectively, the “Letter of Credit” or “Letters of Credit”).
In order to induce the Bank to issue the Letters of Credit, and in consideration thereof, each of the Applicants hereby agrees with the Bank as follows:
1. Application. From time to time from the date of this agreement until one (1) year from the date hereof (the “Maturity Date”), each Applicant may request Letters of Credit subject to the terms hereof. Each request for any Letter of Credit shall be on the Bank’s form of application therefor as from time to time in use (each, an “Application”), must have an expiration date no later than one (1) year from its date of issuance (subject, however, to any evergreen clause), and the total aggregate amount of Letters of Credit which the Applicants may request and the Bank may issue hereunder in the aggregate shall not exceed $25,000,000. Neither this Master Continuing Letter of Credit Reimbursement Agreement (as amended or otherwise modified from time to time, this “Agreement”) nor any Application obligates the Bank to issue, or consider any request to issue, any proposed Letter of Credit for which an Application has been made until the Applicant has complied with any and all requirements relating to conditions precedent, collateral security, guaranty or credit support established for that Letter of Credit.
2. Reimbursement. The Applicants agree jointly and severally to reimburse the Bank, with or without demand, for any and all payments the Bank makes under or otherwise with respect to any Letter of Credit. If any Letter of Credit provides for sight payment, the due date for reimbursement is no later than the date the Bank pays. If any Letter of Credit calls for acceptance of a time draft, the due date for reimbursement is no later than the day preceding the date on which payment of such draft is due.
3. Indemnity. Each Applicant hereby indemnifies the Bank against all costs, expenses, claims and liabilities (and related costs, including reasonable attorney’s fees, expert witness fees, court costs, and other formal or informal dispute resolution costs and expenses) that the Bank may pay or incur arising out of, or in connection with, this Agreement, any Application, any draft or any Letter of Credit, whether payments are made as the result of informal settlement, nonjudicial dispute resolution process, or litigation, except to the extent incurred as the result of the Bank’s gross negligence or willful misconduct as determined in a final non-appealable judgment issued by a court of competent jurisdiction. This indemnity includes, without limitation, instances in which (a) a beneficiary seeks to enforce any Letter of Credit or any advice thereof, sues for wrongful dishonor, seeks a judicial determination, or brings any other action or proceeding relating thereto; (b) an advising bank, confirming bank, negotiating bank, or other intermediary seeks to be reimbursed, indemnified, or compensated; (c) the Bank delivers, with or without endorsement, any instrument, security, or document, as contemplated by this Agreement; (d) the Bank gives its guaranty, endorsement, or other undertaking to induce delivery, pursuant to Section 7(h) hereof; (e) a third party seeks to enforce the rights of the

Applicant, any beneficiary, any negotiating bank or other intermediary, transferee, assignee of proceeds, or holder of a document, or to question, delay, or prevent the honor of any Letter of Credit; (f) a government (or other de facto or de jure political body) or government agency seeks to regulate, investigate, delay, or prevent honor of any Letter of Credit; (g) the Bank undertakes the preparation, negotiation, amendment, or “workout”/restructuring of this Agreement or any Letter of Credit; (h) the Bank seeks to determine, protect, or enforce the Bank’s rights and remedies under any Letter of Credit, this Agreement, or any security agreement, guaranty, credit support, or other undertaking entered into in connection with this Agreement or any Letter of Credit; (i) the Bank seeks to respond to any notice of alleged fraud, forgery, or illegality in any presentation, including active defense by the Bank in any action in which an Applicant may seek an injunction against presentation, honor, or payment of any Letter of Credit or draft; or (j) the Bank may be obligated by court order to pay legal fees or court costs paid or incurred by an Applicant, any beneficiary, or any other party in any dispute involving any Application, any Letter of Credit, any draft or this Agreement. All amounts indemnified hereunder shall be payable on demand.
4. Fees and Costs; Interest. The Applicants agree to pay the Bank, on demand or as either provided herein or as mutually agreed in writing between the Bank and the Applicants: (a) issuance or other processing or administration, maintenance, acceptance, transfer, drawing, amendment, and recognition of assignment of proceeds fees and any other commissions in the amount shown on any Application, if any, or as in effect at the Bank from time to time, or as separately agreed between the Bank and the Applicant in writing, it being understood that the bank will not charge Applicant any upfront, issuance or facing fees and that the fee for any amendment shall not be in excess of $150; (b) a letter of credit fee, as charged by the Bank, which, as of the date hereof shall be [***] basis points per annum, which shall accrue and be due and payable in arrears on the last day of each fiscal quarter of the Applicants; (c) S.W.I.F.T. charges and other issuance costs; (d) fees paid by the Bank to advising, confirming, and negotiating banks; (e) actual costs incurred in determining the authenticity of any purported assignment of proceeds or the identity and capacity of any purported successor of any beneficiary; (f) increased costs or reduction in yield if, after the date hereof, any change in any law, rule, or regulation, treaty, or interpretation thereof (whether or not having the force of law) regarding reserves, special deposits, insurance assessments, fees, capital adequacy, or similar requirements shall have the effect of increasing the Bank’s costs or reducing its yield hereunder, such amounts to be payable on the basis of the Bank’s calculations of these amounts made in good faith, absent manifest error; (g) interest on all unpaid amounts due with respect to this Agreement, any Application, any draft or any Letter of Credit at a daily fluctuating rate per annum equal to the sum of [***]% plus [***], and (h) any and all other costs and expenses (including, without limitation, reasonable attorney’s fees, disbursements and court costs) incurred by the Bank in connection with any Letter of Credit and any and all payments or disbursements thereunder.
5. Payments.
(a) The Applicants’ obligations hereunder shall be absolute, unconditional and irrevocable, and shall be paid and otherwise observed under all circumstances, including, without limitation, the following: (a) any lack of validity or enforceability of any Letter of Credit or any agreement referenced herein or any amendment hereto or thereto, or any waiver hereof or thereof or consent to departure herefrom or therefrom; (b) any claim, set-off, defense, or other rights which an Applicant may have at any time against any beneficiary or any other person or entity in connection with the Letters of Credit, any agreement referred to therein, or any unrelated transaction; (c) any draft or document presented to the Bank under any Letter of Credit or any statement contained therein (as the case may be) proves to be forged, fraudulent, unauthorized, invalid, insufficient, untrue, or inaccurate in any respect whatsoever no readily apparent on its face, or does not strictly comply with the terms of any Letter of Credit.
(b) Payments to the Bank shall be made in U. S. Dollars (unless expressly otherwise agreed or ordered by a court of competent jurisdiction) without deduction, counterclaim or set-off in immediately available funds before 2:00 p.m. on the due date at the Bank’s New York office set forth on page 1 of this Agreement, ABA #[***], Account No. [***], Account Name: [***] or any other designated account or location specified by the Bank. If the due date is not a “Banking Day” (defined as a day, other than a Saturday, Sunday, or other day on which banks are required or permitted to be closed in the City of New York), payment shall be made on the next Banking Day, subject to accrual of interest and fees for the period of such extension. All payments of fees (including any letter of credit fee) and interest hereunder shall be made on the basis of a 360 day year for the actual number of days elapsed, from and including the day the payment obligation arises to but excluding the date of payment (provided payment is made on such date in accordance with this Section 5(b)).

(c) If, pursuant to agreement or order of a court of competent jurisdiction, a payment is made by an Applicant in a currency other than U.S. Dollars, it shall be computed at the Bank’s spot selling rate for cable transfers (or, at the Bank’s option, the rate of exchange then current in New York City) to the place of payment in the currency in which such draft is drawn.
(d) To effect payment, the Bank may, and is hereby authorized, with or without notice, to debit any account that the Applicants may have at the Bank.
(e) If any payment made by the Applicants to the Bank shall be rescinded or recovered, or if the Bank for any reason is compelled to surrender, or voluntarily surrenders such payment to any person or entity (i) because such payment is or may be avoided, invalidated, declared fraudulent, declared void or voidable as a preference, fraudulent conveyance, impermissible setoff or diversion of trust funds, or (ii) for any other reason, including a judgment, decree, or order of any court or administrative body, or settlement or compromise of the same, then the obligation intended to be satisfied shall be reinstated as though no payment had been made.
(f) Each payment by the Applicants under this Agreement shall be made without withholding for or on account of any present or future taxes, excluding, in the case of the Bank, taxes imposed upon its income, and taxes imposed upon it by the jurisdiction (or any political subdivision thereof) in which the Bank is organized (all such nonexcluded taxes to be known as “Taxes”), provided, however, that if such Taxes are required by law to be withheld from any such payment, the Applicant shall make such withholding for the account of the Bank, make timely payment thereof to the appropriate governmental authority, and shall pay to the Bank such additional amounts as are necessary (including deductions applicable with respect to the additional amounts payable under this Subsection (f)) to enable the Bank to receive an amount equal to the amount the Bank would have received had no such deduction been made. All such Taxes shall be paid by the Applicants prior to the date on which penalties attach or interest accrues thereon, provided, however, that if any such penalties or interest become due, the Applicant shall make prompt payment thereof to the applicable governmental authority. The Applicants will indemnify the Bank for the full amount of any Taxes (including Taxes on amounts payable under this Subsection (f)) paid by the Bank and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally asserted. All amounts indemnified hereunder shall be payable on demand.
6. Division of Responsibilities; External Events. The Bank, its correspondents and any other banks involved shall have no liability for, and the Bank’s rights and remedies against the Applicants shall not be impaired by: (a) honor of any presentation that substantially complies with any Letter of Credit, even if that Letter of Credit requires strict compliance by the beneficiary with respect thereto, or in accordance with the Applicants’ waiver of discrepancies and authorization to pay; (b) electronic presentation, if authorized by any Letter of Credit; (c) the existence, nature, amount, condition, or delivery of any property purported to be represented by any document or any variance from any description contained therein; (d) the use which may be made of any Letter of Credit or for any actions or omissions of the users of any Letter of Credit; (e) the existence or non-existence of a default under any instrument secured or supported by any Letter of Credit or any other event which gives rise to a right to call upon any Letter of Credit; (f) the nature, form, sufficiency, accuracy, validity, genuineness, legal effect, or collectability of any instrument, document, or policy of insurance, or any endorsement thereon (even if such instrument, document, policy of insurance or endorsement should in fact prove to be in any or all respects invalid, fraudulent or forged), or the relationship of any issuer thereof to the property; (g) the solvency or responsibility of any party issuing any document; (h) any irregularity in connection with shipment, including any default, oversight or fraud by the shipper and/or others in connection with the property, documents, or shipment, partial or incomplete shipment or non-shipment or transmittal thereof, or delay in arrival, failure to arrive, or failure to give notice of shipment or arrival thereof; (i) honor of a certificate or documents signed or presented by or on behalf of, or requesting payment to a person or entity that is the purported successor to any beneficiary, or payment of proceeds to a purported assignee of proceeds; (j) failure of any advising bank accurately to advise the terms of any Letter of Credit; (k) failure of any draft or document to bear reference or adequate reference to any Letter of Credit, failure of any document to accompany any draft or to contain instructions to notify the Applicants, failure of any person to note the amount of any draft on the reverse of any Letter of Credit, or to surrender or take up any Letter of Credit, or to send or forward documents separately from drafts, each of which provisions, if contained in any Letter of Credit, may be waived by the Bank; (l) honor of a presentation on the basis of a forged certificate, document or signature, or a certificate presented or other presentation made in bad faith or as the result of illegal conduct by any beneficiary or a third person or entity; (m) errors, omissions, interruptions or delays in transmission or delivery of any messages by mail, cable, telegraph, wireless or otherwise, (n) honor of a presentation up to the amount outstanding on any Letter of Credit, even though the draft claims an amount in excess thereof; (o) honor of any Letter of Credit beyond the time period prescribed by the law or rules to which it is subject;

(p) reimbursement of a bank claiming the status of negotiating bank that has not given value or that has misrepresented the basis on which it claims reimbursement; (q) reimbursement of a bank making advances to any beneficiary before receiving documents (“clean” or “red clause” advances) (r) dishonor of any presentation that does not strictly comply; (s) retention of proceeds based on a blocking regulation, or assertion of the rights of a purported governmental entity or a third party to the proceeds; or (t) consequences arising from Act of God, weather condition, riot, civil commotion, insurrection, war, political disturbance, strike, lockout, computer hardware or software failure or error in or inaccessibility of data, interruption in electric or telephone service, or other causes beyond its control, delay or loss in transit of any letter or document, or loss, delay, or error in the transmission of any electronic message, irrespective of the cause of such event. Neither the Bank nor any of its Affiliates (defined as a person or entity controlling, controlled by or under common control) shall be responsible for any act, error, neglect or default, omissions, insolvency or failure in the business of any of the Bank’s correspondents to pay or honor drafts drawn under any Letter of Credit because of any applicable law, decree or edict, legal or illegal, of any governmental agency now or hereafter enforced or for any matter beyond the control of the Bank and its Affiliates; and the Applicant hereby indemnifies and holds the Bank harmless from any claim, loss, liability or expense arising by reason thereof. The Bank is expressly authorized to rely upon and take, and shall have no liability for relying upon and taking, any action required or permitted under (i) any interbank payment system or clearing house rules, (ii) the International Standby Practices published by the Institute of International Banking Law and Practice, Inc., (iii) the UCP 600 (as defined below), (iv) the standard practice of banks that regularly issue letters of credit, or (v) opinions, memoranda, or advice received from counsel or other professional advisors.
7. Bank Discretion in Certain Cases. Unless otherwise agreed in writing, the Bank: (a) may issue or send any Letter of Credit by an appropriate S.W.I.F.T. message type and bind the Applicants directly and as indemnitor to the rules applicable to S.W.I.F.T messages; (b) may select any branch or Affiliate of the Bank or any other bank to act as an advising, confirming, and/or negotiating bank under the law and practice of the place where it is located; (c) may assume, unless honor of a presentation is enjoined by a court of competent jurisdiction, that such presentation or other demand or request is nonfraudulent, and disregard any notice to the contrary; (d) need not ascertain the authenticity or authority of any purported beneficiary signature, even if it has previously requested a signature guaranty or if in other transactions such beneficiary is a customer or its signature or the authority of any signatory is otherwise known or should be known to the Bank; (e) may, but need not, notify the Applicants of the Bank’s receipt of a request for an amendment or assignment of proceeds, receipt of a presentation, detection of a discrepancy, notification of actions taken to cure, dishonor, or other action, inaction, or communication with or with respect to any beneficiary (other than the Bank’s decision to honor the presentation); (f) need not consent to any proposed amendment of any Letter of Credit; (g) may assert or waive application of the UCP 600; (h) if any property receivable under any Letter of Credit arrives before the Bank receives the relevant presentation under any Letter of Credit, may, in its sole discretion, issue for the Applicants’ account a separate guaranty, indemnity, or other undertaking to the carrier to induce delivery of the property, and shall by such action preclude the Applicant from raising any defense or claim with respect to the Bank’s subsequent honor of the related documents; and (i) may take such time as may be permitted under the UCP 600 to examine any presentation. The Bank’s action or inaction in one or more instances shall not waive its right, without notice to the Applicants, to use its discretion differently in other instances.
8. Applicants’ Responsibility for Letter of Credit Text. Notwithstanding suggestions or recommendations made by Bank personnel, the Applicants are solely responsible for the content of each Letter of Credit, and assume all risks that: (a) reference to nondocumentary requirements will be ignored when presentment is made, or may cause any Letter of Credit to be interpreted by a court as a guarantee; (b) ambiguous or inconsistent requirements may be interpreted in a manner not intended by the Applicants; (c) permitted payment at a foreign location may invoke the application of laws or rules of practice unfamiliar to the Applicants; (d) any Letter of Credit is not consistent with or does not satisfy the underlying obligation or any other aspect of the transaction between the Applicants and any beneficiary; and (e) any other risks that may be imposed on the Applicants under the rules and laws to which any Letter of Credit is subject.

9. Duty of Examination and Prompt Response. The Applicants agree (a) to promptly examine (i) the copy of each Letter of Credit (and any amendment thereto) sent to each Applicant by the Bank and (ii) all documents delivered to the Applicants from time to time (the Bank being under no obligation to send or deliver the same) and (b) to promptly notify the Bank in writing within a reasonable time (but in no event later than five Banking Days after receipt of such Letter of Credit, or amendment, or documents, as applicable) of any claim of nonconformity of such Letter of Credit (or amendment) or documents, as applicable, noncompliance with instructions, or other irregularities. Each Applicant is conclusively deemed to have waived any such claim against the Bank, its correspondents and any other banks involved unless such notice is given as aforesaid. Any waiver of noncompliance of the documents with any Letter of Credit which is authorized by the Applicants shall apply not only to the specific documents in question but, at the Bank’s discretion, to any subsequent documents of the same nature or containing the same discrepancy. If partial shipments are permitted, the Bank is authorized, without notice to the Applicants, to honor such drafts notwithstanding any apparent disproportion between the quantity shipped and the amount of the draft.
10. Conditions to Effectiveness. Without limiting or otherwise impairing the discretionary nature of this Agreement and the Bank’s decision whether or not to issue the Letter of Credit, this Agreement shall become effective upon satisfaction of the following conditions precedent:
(a) The Bank shall have received duly executed originals of this Agreement.
(b) The Bank shall have received copies, certified by the Secretary or Assistant Secretary of each Applicant (as defined below) of such party’s certificate of incorporation, bylaws and resolutions or actions of such party’s Board of Directors and any other body, if necessary, authorizing the execution of this Agreement, each Application and each Letter of Credit to which such Applicant is party.
(c) The Bank shall have received an incumbency certificate, executed by the Secretary or Assistant Secretary of each Applicant, which shall identify by name and title and bear the signatures of all authorized officers of such party authorized to sign this Agreement, each Application and each Letter of Credit to which such Applicant is party, upon which certificates the Bank shall be entitled to rely.
(d) Arkansas Best Corporation (“ABC”) shall execute and deliver to the Bank an Account Control Agreement among ABC, the Bank and Union Bank, N.A., dated as of even date herewith (the “Account Control Agreement”), granting to the Bank a first priority lien and security interest in certain “Collateral” (as defined in the Account Control Agreement), which Collateral shall be in an amount of not less than $the amount of letters of credit outstanding. The Collateral under the Account Control Agreement shall be held by the Bank as support for the Applicants’ obligations under this Agreement, and shall be in form and substance satisfactory to the Bank. Notwithstanding anything to the contrary herein contained, the parties agree that ABC shall be entitled to withdraw from the account any funds in excess of the amount of the letters of credit outstanding from time to time.
11. Representations and Warranties. Each Applicant represents and warrants to the Bank (which representations and warranties shall survive the issuance of each Letter of Credit) as follows:
(a) The Applicant is a corporation or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Applicant has all requisite authority to execute and deliver this Agreement and to perform the obligations herein.
(b) The execution, delivery and performance by the Applicant of this Agreement have been duly authorized by proper proceedings and this Agreement constitutes the valid and binding obligation of the Applicant; and neither the execution and delivery by the Applicant of this Agreement, the consummation of the transactions herein contemplated nor compliance with the provisions will contravene the Applicant’s organizational or charter documents, result in a breach of or constitute a default under any material agreement, indenture, instrument or undertaking by which the Applicant is or may be bound, or violate any law, rule, regulation, order, or governmental consent requirement, including, without limitation, any that regulate exports, imports, or the shipping of goods, the transfer of technology, infringement, foreign assets, foreign exchange, foreign nation sanctions, money laundering laws, investments, margin stock, investment companies, securities offerings, infringement, and boycotts.
(c) No authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Applicant of this Agreement or the completion of any Application.
(d) The Agreement is a legal, valid and binding agreement of the Applicant, enforceable against it in accordance with its terms.
(e) There is no pending or threatened action against the Applicant before any court, governmental agency, or arbitrator that may materially and adversely affect the financial condition or operations of the Applicant.

(f) No documents, financial statements, reports, notices, schedules, certificates, statements, or other writings or information furnished to the Bank by the Applicant in connection with this Agreement or any Application are materially false or misleading.
(g) There are no Events of Default (as defined in Section 15 hereof) or any event that would constitute an Event of Default with the passage of time, the giving of notice, or both (a “Default”).
(h) The person (or persons) identified in this Agreement as the Applicant(s) warrants that it is (or they are) the only real party (or parties) in interest with respect to any Letter of Credit issued hereunder.
12. Certain Agreements. So long as this Agreement is in effect and the Applicants’ obligations hereunder have not been repaid in full, each Applicant agrees that:
(a) Each Application shall constitute a reaffirmation, as of the date of such Application, of the representations and warranties made herein.
(b) There will not be, on the date that any Letter of Credit is issued, nor will issuance of any Letter of Credit create, any Event of Default or Default. The Applicant will deliver a certificate to that effect from time to time if requested by the Bank. The Applicant shall promptly give notice in writing to the Bank of the occurrence of any Event of Default or Default.
(c) ABC will furnish to the Bank (i) as soon as available, and in any event within 120 days after the end of each fiscal year of ABC, a copy of the annual report for such year of the ABC and its subsidiaries, containing financial statements for such year certified in a manner acceptable to the Bank; (ii) such other information respecting the condition or operation, financial or otherwise, of ABC or its subsidiaries as the Bank may from time to time request; and (iii) such other documents, including but not limited to by-laws, resolutions, certificates of incumbency, and the like, that the Bank may from time to time request.
(d) The Applicant will (i) comply with all laws, regulations, orders, or governmental requirements, including, without limitation, any that regulate exports, imports, or the shipping of goods, the transfer of technology, infringement, foreign assets, foreign exchange, foreign nation sanctions, money laundering laws, investments, margin stock, investment companies, securities offerings, infringement, and boycotts; and (ii) furnish the Bank with such documentation and certificates evidencing compliance with governmental requirements as the Bank may request.
13. Security Interest.
(a) To secure the payment and performance of the Applicants’ obligations hereunder, whether present or future, absolute or contingent, due or to become due, matured or unmatured, each Applicant hereby grants to the Bank a first priority lien and security interest in (i) certain “Collateral” as defined in and set forth in the Account Control Agreement; (ii) deposits, cash balances, credit balances, other funds of or owed to the Applicant and all claims against the Bank or any Affiliate; (iv) additional property in which an Applicant grants a security interest to the Bank or any Affiliate to secure such obligations; and (v) all substitutions therefor and cash and noncash proceeds of the foregoing. This grant is in addition to any other grant of a security interest or mortgage now or hereafter made by the Applicants to the Bank or any Affiliate, and to the Bank’s right to a set off or banker’s lien, whether arising by contract or established by law. All property described in this Section 12(a) shall be known as “Collateral.”
(b) Any delivery of Collateral to the Applicants shall be without waiver of the Bank’s rights therein, and any rights of the Bank provided in the Bank’s standard form of receipt therefor are in addition to and not in substitution of the rights provided herein. The Bank disclaims all engagements, representations, and warranties upon such delivery, including those implied in law, whether or not it has endorsed an instrument, security, or document.

(c) The Applicants agree that upon and during the continuance of any Event of Default, as defined in Section 15 below, or the initiation of any action for injunction, wrongful honor, wrongful dishonor, or the judicial or nonjudicial determination of the rights and remedies of a party to or affected by any Letter of Credit, or any other event that threatens, as determined by the Bank, to extend or increase the Bank’s contingent liability beyond the amount or time specified in any Letter of Credit, the Applicants will deliver to the Bank additional Collateral to the Bank’s satisfaction, which Collateral shall be held subject to this Agreement for as long as any obligations of the Applicant remain outstanding as security for the repayment of such obligations.
14. Further Assurances; Appointment of Bank as Attorney-in-Fact. Each Applicant agrees to do such other acts, execute and deliver such other agreements, instruments, statements, and documents, and take such steps as may be appropriate or as the Bank may request in order to establish, perfect, maintain, and realize upon the security interest granted herein, to satisfy any obligation of the Applicants hereunder or as the Bank may otherwise reasonably request, and, following the unreimbursed honor of any Letter of Credit, to recover as an assignee or subrogee of the rights and remedies of the Applicants against any beneficiary and of any beneficiary against the Applicants in each Letter of Credit and the related underlying obligation. Without limiting the generality of the foregoing, the Applicant agrees, when requested by the Bank, at Applicants’ expense: (a) to procure and deliver lien search reports; (b) to prepare and/or file financing statements; (c) to transfer or register any of the Collateral into the name of the Bank, or any Affiliate or nominee thereof; (d) to assign or mark insurance policies and documents to reflect the Bank’s interest; (e) to send priority notices to secured parties of record; (f) to execute the Bank’s standard form of receipt in effect from time to time for documents delivered to the Applicants; and (g) to procure any necessary government consents and licenses. The Bank, acting through its officers, employees, consultants, representatives and authorized agents, is hereby irrevocably appointed as the attorney-in-fact of the Applicants, to take all actions contemplated by this Agreement, at the Applicants’ expense, which are not taken by the Applicants after timely notice given by the Bank.
15. Events of Default. Each of the following (each herein called an “Event of Default”) shall entitle the Bank to exercise the remedies specified in this Agreement:
(a) any Applicant fails to pay when due any amount required by this Agreement;
(b) breach of any representation, or warranty, or failure to perform or observe any agreement herein;
(c) repudiation or invalidity of this Agreement or any term or provision hereof; or repudiation or invalidity of, or an event of default under, or breach by any obligor under, any separate security agreement, guaranty, letter of credit, comfort letter, or other agreement, instrument, or undertaking relating to this Agreement, including, but not limited to, the Account Control Agreement;
(d) an event of default or the demand for payment under any other undertaking of an Applicant or any Affiliate thereof to the Bank or any Affiliate thereof (whether as primary or secondary obligor), including, but not limited to, an event of default under that certain $325,000,000 Second Amended and Restated Credit Agreement dated May 4, 2007;
(e) an event of default or demand for payment under any undertaking of an Applicant or any Affiliate thereof to any other person (whether as primary or secondary obligor) which causes or permits any acceleration of such Applicant’s or any Affiliate’s obligations thereunder;
(f) an Applicant or any Affiliate thereof admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of creditors, or an Applicant or any Affiliate is dissolved, liquidated or wound up or ceases its corporate existence, or any proceeding is instituted by or against it seeking to adjudicate it bankrupt or insolvent under any bankruptcy, reorganization, arrangement of debt, insolvency, receivership, dissolution law or statute, or the Bank shall deem itself insecure;
(g) any judgment, writ, warrant of attachment, or similar process in excess of $10,000,000 is levied against an Applicant and is not released, vacated, stayed, fully bonded, or paid within 30 days of its issue or levy;
(h) the occurrence of any of the above events with respect to any person or entity which has guaranteed or provided any other credit support for any obligation of the Applicants to the Bank under this Agreement or otherwise; or
(i) Applicants’ failure at any time to keep with the Bank Collateral subject to the Account Control Agreement equal to he amount of the outstanding Letters of Credit.

16. Remedies. Upon the occurrence of an Event of Default:
(a) The Bank may (i) declare all of the Applicants’ outstanding obligations to the Bank hereunder (including those which are contingent and unmatured), immediately due and payable, without notice, demand, or opportunity to cure; or (ii) require the Applicants to deposit with the Bank in immediately available funds in a cash collateral account maintained with the Bank or its affiliates the amount of all of the Letters of Credit outstanding and such other obligations, which shall be held by the Bank as collateral security for the reimbursement obligations of the Applicants hereunder, provided that, (xi) if the Event of Default arises under Section 15(d) or (e) and the applicable agreement provides for a notice or cure period, the Bank will observe these requirements unless the Bank reasonably determines that observance of these requirements will impair, reduce, or prejudice its rights; (y) in the event of a breach of Section 15(b) hereof the Bank in its discretion may (but need not) give notice, as provided in Section 18 hereof, and give the Applicants twenty Banking Days to effect a cure; and (z) if the Event of Default arises under Section 15(f) or 15(h) hereof, all of the Applicants’ outstanding obligations to the Bank hereunder (including those which are contingent and unmatured) shall become immediately due and payable, without notice, demand, or opportunity to cure.
(b) The Bank may pursue any remedy available at law or equity to secure, collect, enforce or secure the obligations of the Applicants hereunder, or against any person or entity primarily or secondarily liable hereunder, or under any separate security agreement, guaranty, letter of credit, comfort letter, or other agreement, instrument or undertaking supporting this Agreement, and may pursue its remedies separately, successively, or concurrently.
(c) To the extent permitted by law, after honor of the presentation the Bank shall be subrogated to the rights of (i) each beneficiary to the same extent as if the Bank were a secondary obligor of the underlying obligation owed to such beneficiary and (ii) the Applicants to the same extent as if the Bank were the secondary obligor of the underlying obligation owed to the Applicants, provided, however, that for purposes of this Section 16(c) only, the Bank shall be deemed to have honored a presentation once it has either paid or accepted a draft.
(d) If any Collateral consists of accounts, Applicants shall, at the Bank’s request, notify the account debtors and any guarantors that payments are to be made directly to the Bank. Should the Applicants fail to do so, the Bank shall have the right, as attorney-in-fact of the Applicant, to make such notification. From and after such notification, Applicants (i) shall hold all amounts recovered from an account debtor or other obligor in trust for the Bank, and shall promptly remit the same; and (ii) shall not settle, compromise, or adjust any disputed amount, or allow any credit, rebate, or discount, without the Bank’s prior written approval.
(e) To the extent that Collateral is not in the possession of the Bank, the Applicants shall assemble the same and make it available to the Bank at a reasonably convenient time and place designated by the Bank, and unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Applicants notice of the time and place of any public sale or of the time after which a private sale or other disposition is to be made by sending notice, as provided in Section 18 herein, at least five days prior to the date of the sale or disposition, which notice the Applicants agree is reasonable.
(f) The Bank may but shall have no obligation to take any action to complete the manufacture of any inventory, to place Collateral in a condition for sale, to register unregistered securities, to retain any investment property, real property, or other Collateral in the expectation that a better price may be secured at a later date, or to preserve any rights in the Collateral against prior parties.
(g) After such sale, after deducting all costs and expenses of every kind for care, safekeeping, preparation for sale, advertisement, sale, or delivery, the Bank may apply any proceeds to the payment or reduction of the obligations due hereunder or under any other obligation of the Applicants or their Affiliates to the Bank and its Affiliates, whether or not then due, in any order of priority it may elect.
(h) Upon the occurrence and during the continuance of any Event of Default, the Bank is hereby authorized to set-off and apply any and all deposits of any kind at any time held, and other indebtedness at any time owing by the Bank, to or for the credit or the account of the Applicant against any and all obligations of the Applicants, irrespective of whether any demand is made. The Applicants will continue to be liable for any deficiency. For purposes of this Section 16(h), “Bank” shall include the Bank and its Affiliates. The Bank agrees promptly to notify the Applicants after any such set-off and application, provided that the failure to give notice shall not affect the validity of such set-off and application. The Bank’s rights under this Section 15(h) are in addition to other rights and remedies which the Bank may have, including, without limitation, other rights of set-off.

17. Certain Limitations on Bank Liability. (a) The Bank shall not be liable to the Applicants in contract, tort, or otherwise, for any special, indirect, consequential, punitive, or exemplary damages, however arising, whether for wrongful honor, wrongful dishonor, or any other action taken or omitted with respect to any Letter of Credit or this Agreement. (b) The Applicants’ damages are indirect to the extent that they arise from fraud or forgery on the part of any beneficiary, successor, or transferee. (c) The Applicants must take all reasonable and appropriate action to reduce the amount of damages to be claimed against the Bank. (d) If the Bank honors a presentation or makes a payment for which the Applicants claim they are not required to reimburse the Bank, the Applicants shall nevertheless on demand reimburse the Bank for the amount the Bank paid, without prejudice to the Applicants’ right to make claim against the Bank for the amount of its payment and for any direct damages incurred that the Applicants are unable to avoid or reduce. (e) The Applicants’ aggregate remedies against the Bank for wrongfully honoring a presentation are limited to the amount paid or required to be paid by the Applicants with respect to that presentation, and the Applicants hereby agree that such amount will either be reasonable in light of the harm anticipated in such event or, if it is not, that the Applicants will not request the Bank to issue a Letter of Credit. (f) The Applicants hereby waive the right to obtain an injunction against honor of any Letter of Credit or any draft drawn thereunder (or any form of legal relief whose purpose is to prevent payment to any beneficiary) once the Bank or any bank has accepted or negotiated a draft drawn thereunder.
18. Notices.
(a) All notices shall be directed to the Bank at the address shown on the first page of this Agreement, to the Applicant at the address shown on the last page of this Agreement, and to both parties at the fax and S.W.I.F.T. numbers shown on the last page of this Agreement, or at such addresses and numbers as each party may from time to time provide to the other. Notices may not be given by telephone conversations or by “e-mail”. All notices to the Bank are effective when received.
(b) Until it receives a notice to the contrary, the Bank may treat each person who signs this Agreement as entitled to act on behalf of the Applicants with respect to any Letter of Credit issued under this Agreement.
(c) For purposes of notices required to be given under this Agreement, the Bank may rely upon a writing apparently sent by the Applicants and a fax apparently transmitted by the Applicants. For purposes of other communications, the Bank may rely on a telephone communication apparently that of the Applicants. The Bank is not obligated to recognize the authenticity of any request to issue, amend, honor, or otherwise act on or with respect to any Letter of Credit unless the Bank has received a writing signed by the Applicants or a fax authenticated to the Bank’s satisfaction.
19. Change in Laws. If the Bank determines that any change in any law, regulation, guideline or order or in the interpretation thereof by any court or administrative or governmental authority charged with the administration thereof shall either (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against letters of credit issued by the Bank or against any other extension of credit, or other assets of, or any deposits or other liabilities of the Bank or require the inclusion of any Letter of Credit in calculations related to the Bank’s capitalization, or (ii) impose any other condition regarding this Agreement or the Letters of Credit, including without limitation, any requirement that the Bank pay assessments for deposit insurance with respect to the Letters of Credit, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to the Bank of issuing or maintaining the Letters of Credit or the reimbursement obligations of the Applicants or to reduce the amounts receivable to the Bank, then upon demand by the Bank, the Applicants shall immediately pay to the Bank from time to time, as specified by the Bank (which shall be conclusive absent manifest error as to the amount thereof), additional amounts which shall be sufficient to compensate the Bank for such increased cost or reduce receivables from the date demanded until payment in full. If payment is not made on the date demanded, interest will be charged based on the calculation in Section 4(f) hereof.

20. Successors and Assigns; No Third Party Benefit; Counterparts. This Agreement shall be binding upon each Applicant, its successors and assigns, and shall inure to the benefit of, the Bank and its successors and assigns. The Applicants may not assign their rights or obligations hereunder except with the Bank’s prior written authorization. This Agreement confers no right or benefit upon any person or entity other than parties to this Agreement and their respective permitted successors and assigns. This Agreement may be executed in any number of counterparts, all of which, when taken together, shall be deemed to constitute one and the same instrument.
21. Amendment; Course of Dealing; Waiver. No amendment of any provision of this Agreement, no course of dealing or waiver of any right or remedy of the Bank arising under this Agreement, and no inconsistent course of dealing or performance between the Bank and the Applicants shall be enforceable against the Bank unless the Bank expressly agrees in a signed writing, and then only in the specific instance and for the specific purpose for which given. No failure of the Bank’s part to exercise, and no delay on the Bank’s part in exercising, any rights, power or remedies hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such rights, powers or remedies by the Bank preclude any other or further exercising thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and not exclusive of any remedies provided at law or in equity.
22. Complete Agreement; Severability; Survival. This Agreement is the full and complete expression of the parties’ agreement as to the subject matter hereof. If any provision or clause hereof shall be held to be invalid, illegal, or unenforceable in any respect, this Agreement shall be construed as if such provision or clause did not exist. This Agreement shall survive the Applicant’s repayment and performance of all of its obligations hereunder, the termination or expiration of all Letters of Credit issued hereunder, and the expiration of any statute of limitations applicable to any Letter of Credit. In the event of any extension of the maturity or time for presentation of drafts, or documents, any increase in the amount of any Letter of Credit or any other modification of the terms of any Letter of Credit, this Agreement shall continue to be binding upon the Applicant with regard to each Letter of Credit so extended, increased or otherwise modified, to drafts, and to any action or inaction taken by the Bank or any of the Bank’s correspondents in accordance with such extension, increase or other modification.
23. Currency Conversion. In the event that payment under any Letter of Credit is drawn or purported to be drawn in a currency other than United States Dollars, the amount of reimbursement to the Bank therefore shall be calculated on the basis of the Bank’s selling rate of exchange in effect (for the date on which the Bank pays such draft or reimburses any of its correspondents which paid such draft) for cable transfers to the place where and in the currency in which such draft is payable. The Applicants shall comply with any and all governmental exchange regulations now or hereafter applicable to any foreign exchange provided the Bank pursuant to this Section, and shall indemnify and hold the Bank harmless from any failure to so comply. If for any cause whatsoever, there exists at the time in question no rate of exchange generally current at the Bank for effective cable transfer of the sort above provided for, the Applicants agree to pay the Bank on demand an amount in United States dollars equivalent to the actual cost of settlement of the Bank’s obligations to the payor of the draft or acceptance or any holder thereof, as the case may be, and however and whenever such settlement may be made by the Bank, including interest of the amount of dollars payable by the Applicant from the date of payment of such draft or acceptance to the date of the Applicant’s payment to the Bank at the rate customarily charged to the Bank in like circumstances.
24. Patriot Act. The Bank hereby notifies the Applicant that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies the Applicant, which information includes the name and address of the Applicant and other information that will allow the Bank to identify the Applicant in accordance with the Act.
25. Governing Law. This Agreement, each Application and each Letter of Credit and any course of conduct, statements, or actions of either party relating thereto shall be subject to one of the following (as may be stated on the face of the Letter of Credit): (i) the International Standby Practices 1998, International Chamber of Commerce Publication No. 590 (as amended, the “ISP”), (ii) the Uniform Customs and Practices for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 (as from time to time amended, modified or replaced, the “UCP 500”), or (iii) the Uniform Customs and Practices for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600 (as from time to time amended, modified or replaced, the “UCP 600”), except that the term “document” shall not include a draft or a certificate or policy of insurance, and to the extent not inconsistent with the ISP, UCP 500 or UCP 600, as applicable, governed by the laws of the State of New York without reference to conflicts of laws principles.

26. Jurisdiction. Any action or proceeding against an Applicant relating in any way to this Agreement or any Letter of Credit may be brought and enforced in the courts of the State of New York located in New York County or of the United States for the Southern District of New York, and each Applicant irrevocably consents to the jurisdiction of each such court. Each Applicant further irrevocably consents to the service of process in any such action or proceeding within or outside such court’s territorial jurisdiction by registered or certified mail to such Applicant at its address as shown on the last page of this Agreement. The foregoing shall not limit the Bank’s right to serve process in any other manner permitted by law or to bring an action in any other jurisdiction. Each Applicant hereby further waives any objection to the venue and convenience of the forum with respect to any action which is brought before a court sitting in New York.
27. WAIVER OF JURY TRIAL. EACH APPLICANT AND THE BANK HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY LITIGATION OR OTHER PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY APPLICATION, OR ANY LETTER OF CREDIT.
28. MULTIPLE APPLICANTS. If two or more parties sign this Agreement as Applicants (i) it shall be the joint and several agreement of all such signers and binding upon their respective successors and assigns; and (ii) the term “Applicant” shall mean all of such signers or any one or more of them, whether or not all or any of them are referred to in any Letter of Credit.
IN WITNESS WHEREOF, the Bank and the Applicants, acting through their duly authorized representatives, have caused this Agreement to be duly executed and signed in their respective names the day and year first above written.
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By	/s/ D. Barnell Name: D. Barnell
Title: Authorized Signatory
Fax number: 201-521-2337
S.W.I.F.T. number: BOTK US 33
ARKANSAS BEST CORPORATION

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:

ABF FREIGHT SYSTEM, INC.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:
ABF CARTAGE, INC.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:
FLEETNET AMERICA, INC.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:
DATA-TRONICS CORP.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:

ABF FARMS, INC.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:
TRANSPORT REALTY, INC.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:
TREAD-ARK CORPORATION

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:
ABF AVIATION LLC

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:

GLOBAL SUPPLY CHAIN SERVICES, INC.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:
FREIGHTVALUE, INC.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number:
MOVING SOLUTIONS, INC.

By	/s/ Judy R. McReynolds Name: Judy R. McReynolds
Title: SVP, CFO and Treasurer
Address of Applicant:
Attn: Cash Management Dept.
3801 Old Greenwood Road
Fort Smith, AR 72903
Fax number: (479) 785-8650
S.W.I.F.T. number: